                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4670

                         GLOBAL/INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Global Bond Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investments in securities of foreign issuers present greater risks than investments in domestic securities, including currency fluctuations and changes in political/economic conditions. Foreign security markets generally exhibit greater price volatility and are less liquid than the US market. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall risk potential. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 18, 2001 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class A	6.71%	7.82%	6.38%	4.81%
Class B	5.74%	6.94%	5.52%	3.97%
Class C	5.76%	6.97%	5.55%	3.99%
Citigroup World Government Bond Index+	10.72%	11.36%	7.38%	6.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/04	$ 10.35	$ 10.35	$ 10.35
10/31/03	$ 10.13	$ 10.14	$ 10.14
Distribution Information: Twelve Months: Income dividends as of 10/31/04	$ .42	$ .34	$ .34
October Income Dividend	$ .0271	$ .0195	$ .0196
SEC 30-day Yield as of 10/31/04++	1.73%	.99%	.92%
Current Annualized Distribution Rate as of 10/31/04++	3.14%	2.26%	2.27%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class A Lipper Rankings — Global Income Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	63	of	94	67
3-Year	47	of	79	59

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Global Bond Fund — Class A [] Citigroup World Government Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,191	$11,969	$13,011	$15,270
	Average annual total return	1.91%	6.17%	5.41%	4.32%
Class B	Growth of $10,000	$10,274	$12,031	$12,984	$14,753
	Average annual total return	2.74%	6.36%	5.36%	3.97%
Class C	Growth of $10,000	$10,576	$12,240	$13,101	$14,791
	Average annual total return	5.76%	6.97%	5.55%	3.99%
Citigroup World Government Bond Index+	Growth of $10,000	$11,072	$13,811	$14,275	$19,519
	Average annual total return	10.72%	11.36%	7.38%	6.92%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004 Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestments of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Global Bond Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

On December 27, 1995, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as the Scudder Short Term Global Income Fund and its investment objective was to provide high current income through short-term instruments. Since adopting its current objectives, the cumulative return for Class S is 54.22%.

Average Annual Total Returns as of 10/31/04
Scudder Global Bond Fund	1-Year	3-Year	5-Year	10-Year
Class S	6.86%	8.10%	6.64%	5.08%
Class AARP	6.87%	8.06%	6.63%	5.07%
Citigroup World Government Bond Index+	10.72%	11.36%	7.38%	6.92%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 10.34	$ 10.35
10/31/03	$ 10.12	$ 10.13
Distribution Information: Twelve Months: Income dividends as of 10/31/04	$ .45	$ .45
October Income Dividend	$ .0290	$ .0290
SEC 30-day Yield as of 10/31/04++	2.39%	2.40%
Current Annualized Distribution Rate as of 10/31/04++	3.37%	3.36%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended October 31, 2004, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.

Class S Lipper Rankings — Global Income Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	62	of	94	66
3-Year	45	of	79	57
5-Year	33	of	65	50
10-Year	31	of	34	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Global Bond Fund — Class S [] Citigroup World Government Bond Index+

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Global Bond Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,686	$12,630	$13,792	$16,410
	Average annual total return	6.86%	8.10%	6.64%	5.08%
Class AARP	Growth of $10,000	$10,687	$12,620	$13,784	$16,401
	Average annual total return	6.87%	8.06%	6.63%	5.07%
Citigroup World Government Bond Index+	Growth of $10,000	$11,072	$13,811	$14,275	$19,519
	Average annual total return	10.72%	11.36%	7.38%	6.92%

The growth of $10,000 is cumulative.

+ The unmanaged Citigroup World Government Bond Index consists of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,052.20	$ 1,047.90	$ 1,046.90	$ 1,052.50	$ 1,052.40
Expenses Paid per $1,000*[a]	$ 6.49	$ 11.15	$ 11.22	$ 5.26	$ 5.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,018.88	$ 1,014.32	$ 1,014.24	$ 1,020.08	$ 1,020.07
Expenses Paid per $1,000*[a]	$ 6.39	$ 10.97	$ 11.04	$ 5.18	$ 5.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Global Bond Fund	1.26%	2.16%	2.17%	1.02%	1.02%

For more information, please refer to the Fund's prospectus.

a The expense ratio includes a one-time adjustment. Without the effect of this adjustment the annualized expense ratio would have been 1.34%, 2.19%, 2.18%, 1.07% and 1.08% for Class A, Class B, Class C, Class AARP and Class S, respectively. For a $10,000 investment, the expenses paid based on the actual fund return would have been $6.91, $11.33, $11.25, $5.56 and $5.57 for Class A, Class B, Class C, Class AARP and Class S, respectively, and the expenses paid based on the hypothetical 5% fund return would have been $6.80, $11.14, $11.07, $5.47 and $5.48 for Class A, Class B, Class C, Class AARP and Class S, respectively.

Portfolio Management Review

Scudder Global Bond Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Global Bond Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), London, England, an affiliate of the advisor, is the subadvisor for the fund. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

Portfolio Management Team

Brett Diment

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1991.

Head of Emerging Market Debt: London.

Over 13 years of investment industry experience.

Joined the fund in 2002.

Annette Fraser

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1990. Currently, Head of Global Fixed Income Product in London.

Joined the fund in 2002.

MA from St. Andrews University.

Anthony Fletcher

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996. Currently, Global Fixed Income manager and technical analyst for currency and bond markets in London.

Over 18 years investment industry experience including serving as the Head of global fixed income at the Saudi American Bank and as a fund manager for the Industrial Bank of Japan.

Joined the fund in 2002.

Nik Hart

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1992, specializing in investing credit and managing sterling portfolios: London.

Joined the fund in 2002.

Stephen Ilott

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Head of Fixed Income in London.

Joined Deutsche Asset Management in 1998. Prior to 1998, managed global fixed income and currency portfolios on behalf of central banks, corporations and pension funds at Robert Fleming & Company from 1986 to 1997.

Joined the fund in 2002.

Keith Patton

Director of Deutsche Asset Management and Co-Manager of the fund.

Responsible for global fixed income portfolios: London.

Joined Deutsche Asset Management in 1997. Prior to 1997, Portfolio Manager and fixed income specialist at Robert Fleming & Company.

Joined the fund in 2002.

Ian Winship

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1997.

Prior to 1997, served as a fixed income portfolio manager at Scottish Amicable Investment Managers.

Head of Global Interest Rates Team: London.

Portfolio manager and analyst specializing in UK and European markets.

Joined the fund in 2002.

In the following interview, the portfolio management team (Brett Diment, Anthony Fletcher, Annette Fraser, Nik Hart, Stephen Ilott, Keith Patton and Ian Winship) discusses Scudder Global Bond Fund's strategy and the market environment for the 12-month period ended October 31, 2004.

Q:  How did the fund perform versus its benchmark and peers during the annual period?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 6.71%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 8 for complete performance information.)

The fund's return trailed the 10.72% return of its benchmark, the Citigroup World Government Bond Index, as well as the 8.81% average return of the 94 funds in its Lipper peer group, "Global Income Funds."1,2 The primary reason for underperformance was our decisions with respect to the fund's currency positioning. The fund tends to carry a higher allocation to the US dollar than the benchmark in order to smooth out the volatility from currency movements.3 In periods of dollar strength, this is a benefit to the fund versus the benchmark. However, during the last 12 months, the dollar weakened by 12.3% against the euro and 4.7% against the Japanese yen. As a result, this higher weight to the US dollar dragged down the overall performance of the fund relative to the benchmark. We are not pleased with the fund's underperformance, and we are reviewing our current weightings and our overall strategy for the fund to determine where we may be able to make improvements.

1 The Citigroup World Government Bond Index is an unmanaged index of worldwide fixed-rate government bonds with remaining maturities greater than one year. Index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. It is not possible to invest directly in an index.

2 Lipper Global Income Funds Category: Funds that invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one which may be the United States.

3 Because portfolio investments denominated in foreign currencies must be translated back to the dollar, a gain in the value of the currencies helps increase the value of the fund. A lower weighting in foreign currencies limits the share price movements attributable to currency fluctuations.

Q:  How is the fund positioned within the US bond market?

A:   The fund is underweight in the United States, which helped performance for the full fiscal year.4 After starting the period on a strong note, the US bond market sold off sharply from March through June. During this time, the emergence of much stronger-than-expected employment data signaled that the Federal Reserve would soon begin raising short-term interest rates from their record low levels.5 From the end of March through June 14, the yield on the 10-year Treasury soared from 3.84% to 4.87% (as prices fell), an unusually large move for such a short period of time.

4 "Underweight" means a fund holds a lower weighting than the benchmark; "overweight" means a fund holds a higher weighting in a given sector than the benchmark index.

5 Stronger employment translates to higher demand, which can lead to higher prices (inflation). Higher short-term interest rates help counteract inflation.

The subsequent emergence of a "soft patch" in the US economy caused the bond market to recover nicely during the third calendar quarter, which was a negative for fund performance during that time given its underweight to the United States. However, more recent data has provided evidence that the slowdown was far less severe than first thought. The third quarter data now shows that consumption was robust at 4.6% (year-over-year) and gross domestic product growth was similarly strong at 3.7%. The reality is that the United States continues to grow at a rate matched only by the Pacific Rim countries. The Federal Reserve boosted interest rates by a quarter-point three times during the fund's reporting period, and it did so again in November. Believing the Fed will continue to raise rates well into 2005, we expect that the US bond market will experience rising yields (and falling prices).

Q:  What has been your strategy with respect to the overseas markets?

A:  The fund has been overweight in Europe, and this too has been helpful to performance as growth in the developed continental economies has remained stagnant. This has prevented the European Central Bank (ECB) from raising interest rates, and our expectation is that the ECB will remain on hold with official interest rates at 2% well into next year. Growth looks to be at or slightly below trend, and inflation is well-behaved once special factors are stripped out. With wage pressures on a clear downward path, the ECB should become more comfortable about the inflation outlook.6 Further strength in the euro against the dollar, which we expect, likely would also strengthen the case for rates staying on hold.7 Even though the economic and interest rate backdrop is favorable, it is important to keep in mind that the European bond markets tend to track the United States to some extent. As a result, a sell-off in the US is likely to take European yields higher (and prices lower). However, we believe the downdraft will be less than what we expect will occur in the US, hence our overweight in Europe.

6 Slow wage growth generally inhibits inflation, which means the ECB would not necessarily have to raise interest rates.

7 A strong currency can slow a region's economy by making their goods and services more expensive to consumers in other countries. Central Banks can counteract this effect by maintaining low interest rates, which are stimulative to growth.

The fund is underweight in the United Kingdom. In order for us to establish a larger position, we would have to be looking for the Bank of England to reduce rates in the near future. Since we do not expect this to occur, we do not see any reason for the market to outperform in the near term. However, given that the UK housing market is cooling and manufacturing is performing poorly, we believe a wait-and-see policy is now appropriate for the foreseeable future.

The portfolio's positioning in Japan is based on the fact that we believe the country's economic outlook is likely better than recent bond market performance would indicate. While we expect domestic demand to stay muted, we believe continued strength in exports will continue to be a positive factor for growth, as both China and the US — two of Japan's most important trade partners — should continue to recover from their recent slowdowns. We do not anticipate that the Bank of Japan will end the zero-interest-rate policy (which has been in place for years in order to stimulate Japan's moribund economy) until the second half of 2005 at the earliest. However, we expect bond yields to rise (as prices fall), and we are underweight in Japan as a result.

Q:  How have the fund's positions in emerging markets and corporate debt affected performance?

A:  Emerging markets bonds performed well during the fund's reporting period. In our view, the asset class as a whole is currently in one of the most positive environments it has enjoyed for many years. Strong global growth — which has contributed to an impressive rise in commodity prices as well as a increase in the quantity of exports from emerging markets nations — has helped a number of countries improve their fiscal positions. 8 As a further positive, global interest rates remain low by historical standards. This makes it less expensive for emerging countries to fund their debt, and it also helps fuel global demand for higher-yielding assets. Against this backdrop, the asset class performed very well during the period. The fund held a position of roughly 10% of assets in emerging markets bonds throughout the year, and this provided a significant boost to performance. We have, however, become more cautious on the outlook for this area, and we have therefore trimmed the fund's weighting in order to lock in profits.

8 Higher commodity prices help bring more dollars into emerging markets nations that sell them (since commodities generally trade in dollars). Higher revenues, in turn, help improve governments' fiscal positions — a positive for currencies.

Corporate bonds also were helped by the favorable performance of the global economy, since strong growth generally puts the corporate sector in a stronger financial position. We believe this asset class contains a wealth of opportunity to invest in bonds that offer a favorable trade-off of risk and return potential in relation to government bonds. About 20% of the portfolio is invested in this area, and this too helped performance during the past year.

Q:  Do you have any closing thoughts for investors?

A:  Throughout the past year, virtually all asset classes — bonds included — have been subject to numerous ups and downs as investors struggle to assess the meaning of short-term developments. In this environment, we encourage investors to maintain a long-term view and stay focused on the important diversification benefits provided by an investment in the global bond markets. Looking ahead, we will continue to use our research capabilities and emphasis on value to navigate the shifting market environment as we seek to offer favorable long-term performance results to fund shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Exposure (Excludes Securities Lending Collateral)	10/31/04	10/31/03

France	17%	13%
Germany	14%	9%
US	12%	17%
Japan	11%	10%
United Kingdom	7%	7%
Austria	6%	5%
Netherlands	5%	6%
Finland	5%	—
Italy	4%	9%
Belgium	3%	6%
Other	16%	18%
	100%	100%
Interest Rate Exposure	10/31/04	10/31/03

Euro	52%	45%
US	22%	23%
Japan	16%	19%
Other Europe	9%	5%
Other Dollar Bloc	1%	8%
	100%	100%
Currency Exposure(a)	10/31/04	10/31/03

US	52%	56%
Euro	24%	16%
Japan	18%	14%
Other Europe	5%	6%
Other Dollar Bloc	1%	8%
	100%	100%

a Currency exposure after taking into account the effects of forward contracts.

Geographical exposure, interest rate exposure and currency exposure are subject to change.

For more complete details about the fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Principal Amount	Value ($)

Foreign Denominated Debt Obligations 76.2%
British Pound 3.8%
United Kingdom, 9.5%, 4/18/2005	1,750,000	3,286,703
United Kingdom, 5.0%, 9/7/2014	1,960,000	3,674,134
(Cost $6,717,231)		6,960,837
Canadian Dollar 1.4%
Government of Canada, Series WL43, 5.75%, 6/1/2029 (Cost $1,847,279)	2,780,000	2,529,862
Danish Krone 2.4%
Kingdom of Denmark, 7.0%, 11/10/2024 (Cost $3,972,153)	19,000,000	4,316,483
Euro 50.9%
Belgium Kingdom, Series 24, 7.0%, 5/15/2006	3,475,000	4,749,750
Bundesrepublic Deutschland:
Series 03, 4.25%, 1/4/2014	3,410,000	4,493,577
Series 03, 4.75%, 7/4/2034	2,440,000	3,216,821
Series 98, 5.625%, 1/4/2028	2,640,000	3,903,778
Series 97, 6.0%, 1/4/2007	7,040,000	9,663,202
Series 97, 6.5%, 7/4/2027	1,530,000	2,502,862
Buoni Poliennali Del Tes:
5.0%, 2/1/2012	1,950,000	2,710,294
6.0%, 5/1/2031	450,000	689,183
Government of Finland, 2.75%, 7/4/2006	6,700,000	8,620,153
Government of France:
4.0% with various maturities from 4/25/2013 until 4/25/2014	4,130,000	5,344,119
5.25%, 4/25/2008	11,400,000	15,720,258
5.5%, 4/25/2010	7,250,000	10,292,439
KFW Group, 3.5%, 4/17/2009	1,700,000	2,211,018
Netherlands Government, 7.75%, 3/1/2005	3,980,000	5,179,917
Permanent Finance PLC, Series 4A1, 5.1%, 6/10/2009	3,330,000	4,492,967
Republic of Argentina, 8.0%, 2/26/2008*	1,630,000	604,536
Republic of Austria, Series 2, 4.65%, 1/15/2018	1,500,000	2,005,186
Republic of Italy, 2.75%, 5/15/2006	2,346,000	3,019,093
Republic of Romania:
5.75%, 7/2/2010	1,100,000	1,505,265
8.5%, 5/8/2012	800,000	1,273,785
(Cost $81,282,332)		92,198,203
Japanese Yen 15.5%
Export Import Bank, 2.875%, 7/28/2005	790,000,000	7,613,565
Japan Finance Corp., Series INTL, 1.35%, 11/26/2013	752,000,000	7,058,801
Japan Government:
Series 13, 0.5%, 6/20/2006	115,000,000	1,093,473
Series 38, 0.9%, 6/20/2009	253,000,000	2,422,789
Series 63, 1.8%, 6/20/2023	154,000,000	1,399,957
Pfandbriefstelle Ost Land Hypo, 1.6%, 2/15/2011	870,000,000	8,533,181
(Cost $25,876,047)		28,121,766
Swedish Krona 2.2%
Kingdom of Sweden, 3.5%, 4/20/2006 (Cost $3,891,757)	28,200,000	4,033,067
Total Foreign Denominated Debt Obligations (Cost $123,586,799)		138,160,218

US Dollar Denominated Debt Obligations 15.9%
United States Dollar 15.9%
Bank Nederlandse Gemeenten, 5.0%, 3/22/2007	3,500,000	3,658,963
Government National Mortgage Association:
7.0% with various maturities until 2/15/2029	318,152	339,820
Government of Ukraine, 7.65%, 6/11/2013	830,000	853,489
Network Rail MTN Finance PLC, 2.625%, 3/26/2008	1,920,000	1,882,541
Republic of Argentina, 12.125%, 2/25/2019*	720,000	216,000
Republic of Bulgaria:
Interest Arrears Bond, Floating Rate Bond, LIBOR plus ..8125%, 2.75%**, 7/28/2011	373,100	371,794
Series A, Collateralized Floating Rate Interest Reduction Bond, LIBOR plus .8125%, 2.75%**, 7/28/2012	331,428	330,599
8.25%, 1/15/2015	1,505,000	1,881,852
Republic of Turkey, 11.875%, 1/15/2030 (e)	2,020,000	2,757,300
Russian Federation, Step-up Coupon, 5.0%**, 3/31/2030	900,000	900,000
Russian Ministry of Finance, Series V, 3.0%, 5/14/2008	1,300,000	1,202,500
The International Bank for Reconstruction and Development, 7.625%, 1/19/2023	1,550,000	2,025,332
United Mexican States, 8.0%, 9/24/2022	980,000	1,124,550
US Treasury Bond, 7.5%, 11/15/2016	1,200,000	1,554,141
US Treasury Note:
3.0%, 2/15/2008	2,420,000	2,427,657
6.625%, 5/15/2007	4,800,000	5,259,375
7.875%, 11/15/2004	2,120,000	2,124,720
Total US Dollar Denominated Debt Obligations (Cost $27,844,039)		28,910,633
	Shares	Value ($)

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 1.80% (c) (d) (Cost $2,985,000)	2,985,000	2,985,000

Cash Equivalents 5.9%
Scudder Cash Management QP Trust, 1.80% (b) (Cost $10,706,033)	10,706,033	10,706,033
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $165,121,871) (a)	99.7	180,761,884
Other Assets and Liabilities, Net	0.3	449,934
Net Assets	100.0	181,211,818

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** These securities are shown at their current rate as of October 31, 2004.

(a) The cost for federal income tax purposes was $167,099,345. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $13,662,539. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,229,417 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $566,878.

(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2004 amounted to $2,730,000, which is 1.5% of net assets.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $151,430,838) — including $2,730,000 of securities loaned	$ 167,070,851
Investment in Daily Assets Fund Institutional (cost $2,985,000)*	2,985,000
Investments in Scudder Cash Management QP Trust (cost $10,706,033)	10,706,033
Total investments in securities, at value (cost $165,121,871)	180,761,884
Foreign currency, at value (cost $237,012)	243,157
Interest receivable	3,752,303
Receivable for Fund shares sold	119,351
Foreign taxes recoverable	2,685
Unrealized appreciation on forward currency exchange contracts	58,282
Other assets	11,103
Total assets	184,948,765
Liabilities
Payable upon return of securities loaned	2,985,000
Payable for Fund shares redeemed	194,902
Unrealized depreciation on forward foreign currency exchange contracts	180,328
Accrued management fee	192,256
Other accrued expenses and payables	184,461
Total liabilities	3,736,947
Net assets, at value	$ 181,211,818
Net Assets
Net assets consist of: Undistributed net investment income	3,162,396
Net unrealized appreciation (depreciation) on: Investments	15,640,013
Foreign currency related transactions	15,526
Accumulated net realized gain (loss)	(10,860,753)
Paid-in capital	173,254,636
Net assets, at value	$ 181,211,818

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($38,567,443 ÷ 3,724,759 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.35
Maximum offering price per share (100 ÷ 95.50 of $10.35)	$ 10.84

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($5,360,564 ÷ 517,813 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 10.35

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,100,186 ÷ 396,107 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 10.35
Class AARP Net Asset Value, offering and redemption price per share ($5,182,825 ÷ 501,348 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 10.34
Class S Net Asset Value, offering and redemption price per share ($128,000,800 ÷ 12,368,225 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$ 10.35

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Interest	$ 6,247,197
Interest — Scudder Cash Management QP Trust	148,815
Security lending income, including income from Daily Assets Fund Institutional	5,587
Total income	6,401,599
Expenses: Management fee	1,401,192
Distribution service fees	203,063
Administrative fee	307,843
Services to shareholders	282,609
Custodian and accounting fees	142,088
Auditing	52,430
Legal	12,840
Directors' fees and expenses	7,635
Reports to shareholders	25,466
Registration fees	4,978
Other	8,468
Total expenses, before expense reductions	2,448,612
Expense reductions	(232,713)
Total expenses, after expense reductions	2,215,899
Net investment income	4,185,700
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	11,618,250
Foreign currency related transactions	(6,254,694)
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
5,363,556
Net unrealized appreciation (depreciation) during the period on: Investments	2,825,648
Foreign currency related transactions	(488,018)
2,337,630
Net gain (loss) on investment transactions	7,701,186
Net increase (decrease) in net assets resulting from operations	$ 11,886,886

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income	$ 4,185,700	$ 5,042,811
Net realized gain (loss) on investment transactions	5,363,556	8,003,697
Net unrealized appreciation (depreciation) on investment transactions during the period	2,337,630	4,507,766
Net increase (decrease) in net assets resulting from operations	11,886,886	17,554,274
Distributions to shareholders from: Net investment income: Class A	(1,675,754)	(1,402,507)
Class B	(200,753)	(187,969)
Class C	(159,260)	(75,392)
Class AARP	(243,152)	(175,313)
Class S	(5,761,255)	(5,222,915)
Fund share transactions: Proceeds from shares sold	27,452,310	41,901,348
Reinvestment of distributions	6,608,058	5,737,882
Cost of shares redeemed	(48,420,242)	(50,631,524)
Net increase (decrease) in net assets from Fund share transactions	(14,359,874)	(2,992,294)
Increase (decrease) in net assets	(10,513,162)	7,497,884
Net assets at beginning of period	191,724,980	184,227,096
Net assets at end of period (including undistributed net investment income of $3,162,396 and $1,933,298, respectively)	$ 181,211,818	$ 191,724,980

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.22	.25	.32	.14
Net realized and unrealized gain (loss) on investment transactions	.42	.65	.33	.29
Total from investment operations	.64	.90	.65	.43
Less distributions from: Net investment income	(.42)	(.35)	(.07)	(.11)
Tax return of capital	—	—	(.29)	(.05)
Total distributions	(.42)	(.35)	(.36)	(.16)
Net asset value, end of period	$ 10.35	$ 10.13	$ 9.58	$ 9.29
Total Return (%)[d]	6.71[e]	9.51	7.24	4.87**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	40	37	36
Ratio of expenses before expense reductions (%)	1.43	1.39	1.36	1.40*
Ratio of expenses after expense reductions (%)	1.31	1.39	1.36	1.40*
Ratio of net investment income (%)	2.12	2.46	3.42	4.23*
Portfolio turnover rate (%)	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.10% to 3.42%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class B
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.13	.17	.24	.12
Net realized and unrealized gain (loss) on investment transactions	.42	.66	.34	.28
Total from investment operations	.55	.83	.58	.40
Less distributions from: Net investment income	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	(.23)	(.04)
Total distributions	(.34)	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	5.74[e]	8.73	6.38	4.51**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	6	4
Ratio of expenses before expense reductions (%)	2.43	2.19	2.17	2.20*
Ratio of expenses after expense reductions (%)	2.17	2.19	2.17	2.20*
Ratio of net investment income (%)	1.26	1.66	2.61	3.43*
Portfolio turnover rate (%)	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.29% to 2.61%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class C
Years Ended October 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.14	$ 9.58	$ 9.29	$ 9.02
Income from investment operations: Net investment income[c]	.13	.17	.25	.12
Net realized and unrealized gain (loss) on investment transactions	.42	.66	.33	.28
Total from investment operations	.55	.83	.58	.40
Less distributions from: Net investment income	(.34)	(.27)	(.06)	(.09)
Tax return of capital	—	—	(.23)	(.04)
Total distributions	(.34)	(.27)	(.29)	(.13)
Net asset value, end of period	$ 10.35	$ 10.14	$ 9.58	$ 9.29
Total Return (%)[d]	5.76[e]	8.76	6.41	4.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	5	1	1
Ratio of expenses before expense reductions (%)	2.24	2.17	2.15	2.18*
Ratio of expenses after expense reductions (%)	2.16	2.17	2.15	2.18*
Ratio of net investment income (%)	1.27	1.68	2.63	3.45*
Portfolio turnover rate (%)	161	134	114	61

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 3.31% to 2.63%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class AARP
Years Ended October 31,	2004	2003	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.12	$ 9.57	$ 9.28	$ 8.82	$ 8.86
Income (loss) from investment operations: Net investment income	.24[c]	.27[c]	.34[c]	.41[c]	.03
Net realized and unrealized gain (loss) on investment transactions	.43	.66	.34	.47	(.04)
Total from investment operations	.67	.93	.68	.88	(.01)
Less distributions from: Net investment income	(.45)	(.38)	(.08)	(.30)	(.01)
Tax return of capital	—	—	(.31)	(.12)	(.02)
Total distributions	(.45)	(.38)	(.39)	(.42)	(.03)
Net asset value, end of period	$ 10.34	$ 10.12	$ 9.57	$ 9.28	$ 8.82
Total Return (%)	6.87[d]	9.80	7.54	10.16	(.11)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	3	1.001
Ratio of expenses before expense reductions (%)	1.20	1.14	1.09	1.13	1.13*
Ratio of expenses after expense reductions (%)	1.07	1.14	1.09	1.13	1.13*
Ratio of net investment income (%)	2.36	2.71	3.69	4.54	4.23*
Portfolio turnover rate (%)	161	134	114	61	95

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total returns would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

Class S
Years Ended October 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 10.13	$ 9.57	$ 9.28	$ 8.83	$ 9.34
Income (loss) from investment operations:
Net investment income	.24[b]	.27[b]	.34[b]	.41[b]	.44
Net realized and unrealized gain (loss) on investment transactions	.43	.67	.34	.46	(.51)
Total from investment operations	.67	.94	.68	.87	(.07)
Less distributions from: Net investment income	(.45)	(.38)	(.08)	(.30)	(.13)
Tax return of capital	—	—	(.31)	(.12)	(.31)
Total distributions	(.45)	(.38)	(.39)	(.42)	(.44)
Net asset value, end of period	$ 10.35	$ 10.13	$ 9.57	$ 9.28	$ 8.83
Total Return (%)	6.86[c]	9.90	7.54	10.12	(.84)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	135	137	138	143
Ratio of expenses before expense reductions (%)	1.19	1.14	1.09	1.13	1.49[d]
Ratio of expenses after expense reductions (%)	1.07	1.14	1.09	1.13	1.20[d]
Ratio of net investment income (%)	2.36	2.71	3.69	4.54	4.81
Portfolio turnover rate (%)	161	134	114	61	95

[a] As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) per share by $.06, and decrease the ratio of net investment income to average net assets from 4.37% to 3.69%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

[b] Based on average shares outstanding during the period.

[c] Total returns would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.40% and 1.14%, respectively.

* Annualized

** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Global Bond Fund (the "Fund") is a non-diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $8,865,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2005 ($343,000), October 31, 2006 ($4,858,000), October 31, 2007 ($2,575,000) and October 31, 2008 ($1,089,000), the respective expiration dates, whichever occurs first, a portion of which is subject to certain limitations imposed by Sections 382-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward foreign currency exchange contracts, foreign currency denominated investments, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 3,052,848
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (8,865,000)
Unrealized appreciation (depreciation) on investments	$ 13,662,539

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

	Years Ended October 31,
	2004	2003
Distributions from ordinary income*	$ 8,040,174	$ 7,064,096

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $225,893,865 and $235,341,348, respectively. Purchases and sales of US Treasury obligations aggregated $44,617,289 and $46,088,927, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets, and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Deutsche Asset Management Investment Services Limited ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. The Advisor compensates DeAMIS out of the management fee it receives from the Fund.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.30% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1distribution and/or service fees, director and director counsel fees and organizational and offering expenses.)

In addition, for the period April 1, 2004 through October 31, 2004, the Advisor has agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.07%, 1.17%, 1.17%, 1.07% and 1.07% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees and organizational and offering expenses).

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $1,615, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above), such as transfer agent, custody, legal and audit, in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.400%, 0.450%, 0.425%, 0.375% and 0.375% of the average daily net assets of Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

In addition, the Advisor reimbursed expenses of $16,326, $969, $121, $1,564 and $37,347 for Class A, B, C, AARP and S shares, respectively.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated
Class A	$ 67,822
Class B	11,921
Class C	8,690
Class AARP	8,889
Class S	210,521
$ 307,843

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend- paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2004
Class A	$ 48,792	$ 32,825	$ —
Class B	19,382	14,070	—
Class C	7,490	3,400	—
Class AARP	7,704	5,373	—
Class S	148,084	119,103	—
	$ 231,452	$ 174,771	$ —

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004 the amount charged to the Fund by SFAC for accounting services aggregated $88,920, of which $39,658 is unpaid at October 31, 2004.

Prior to April 1, 2004 the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 44,318	$ 3,012
Class C	35,537	2,537
	$ 79,855	$ 5,549

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 97,327	$ 14,351.24%
Class B	14,617	2,029.25%
Class C	11,264	1,543.24%
	$ 123,208	$ 17,923

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2004 aggregated $3,299. There were no underwriting commissions paid in connection with the distributions of Class C shares for the year ended October 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and Class C shares was $32,511 and $3,376, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Forward Foreign Currency Exchange Contracts

As of October 31, 2004, the Fund had entered into the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
USD	415,571	AUD	562,000	1/27/2005	1,406
USD	4,572,502	CHF	5,479,000	1/27/2005	29,636
USD	3,104,747	JPY	329,600,000	1/27/2005	24,122
USD	279,646	NOK	1,800,000	1/27/2005	3,118
Total unrealized appreciation					$ 58,282

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation
CAD	680,000	USD	553,836	1/27/2005	(2,920)
DKK	25,700,000	USD	4,409,292	1/27/2005	(12,498)
EUR	35,738,000	USD	45,594,540	1/27/2005	(108,566)
EUR	2,875,000	USD	3,630,492	1/27/2005	(46,166)
GBP	2,428,000	USD	4,424,302	1/27/2005	(7,240)
SEK	22,720,000	USD	3,206,413	1/27/2005	(2,938)
Total unrealized depreciation					$ (180,328)
Currency Abbreviations
AUD	Australian Dollar	CHF	Swiss Francs	EUR	Euro
CAD	Canadian Dollar	GBP	Pound Sterling	JPY	Japanese Yen
NOK	Norwegian Krone	USD	US Dollar	SEK	Swedish Krona
DKK	Danish Krone

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,001,347	$ 10,185,093	1,238,623	$ 12,505,705
Class B	274,075	2,782,203	555,289	5,584,125
Class C	314,291	3,189,241	494,775	4,993,949
Class AARP	185,524	1,896,702	505,512	5,092,056
Class S	924,388	9,399,071	1,367,113	13,725,513
		$ 27,452,310		$ 41,901,348
Shares issued to shareholders in reinvestment of distributions
Class A	132,352	$ 1,346,008	107,880	$ 1,081,828
Class B	16,934	172,470	15,852	159,125
Class C	13,028	132,582	6,527	65,714
Class AARP	21,635	219,662	16,298	163,614
Class S	465,947	4,737,336	426,045	4,267,601
		$ 6,608,058		$ 5,737,882
Shares redeemed
Class A	(1,333,011)	$ (13,562,700)	(1,296,064)	$ (13,067,125)
Class B	(434,677)	(4,411,337)	(529,044)	(5,306,785)
Class C	(377,654)	(3,845,733)	(194,390)	(1,960,990)
Class AARP	(248,149)	(2,524,954)	(320,312)	(3,212,037)
Class S	(2,372,718)	(24,075,518)	(2,708,591)	(27,084,587)
		$ (48,420,242)		$ (50,631,524)
Net increase (decrease)
Class A	(199,312)	$ (2,031,599)	50,439	$ 520,408
Class B	(143,668)	(1,456,664)	42,097	436,465
Class C	(50,335)	(523,910)	306,912	3,098,673
Class AARP	(40,990)	(408,590)	201,498	2,043,633
Class S	(982,383)	(9,939,111)	(915,433)	(9,091,473)
		$ (14,359,874)		$ (2,992,294)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

I. Payments Made by Affiliates

During the year ended October 31, 2004, the Advisor fully reimbursed the Fund $4,065 for losses incurred in violation of investment restrictions.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and Shareholders of Scudder Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Global Bond Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2004	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Corporation may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (Since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SZGAX	SZGBX	SZGCX
CUSIP Number	378947-774	378947-766	378947-758
Fund Number	461	661	761

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGBDX	SSTGX
Fund Number	161	061
Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Global/International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER GLOBAL BOND FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004               $69,500         $185           $11,400          $0
--------------------------------------------------------------------------------
2003               $78,500        $1,205          $10,900          $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004                  $453,907               $0                   $0
--------------------------------------------------------------------------------
2003                  $662,457             $50,000                $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to            Total
                                Adviser and          Non-Audit Fees
                               Affiliated Fund         billed to
                              Service Providers       Adviser and
                              (engagements related    Affiliated
                 Total         directly to the       Fund Service
                Non-Audit       operations and        Providers
  Fiscal       Fees Billed    financial reporting    (all other       Total of
   Year         to Fund          of the Fund)        engagements)     (A),(B)
   Ended
October 31,       (A)                (B)                 (C)          and (C)
--------------------------------------------------------------------------------
2004            $11,400              $0              $1,153,767     $1,165,167
--------------------------------------------------------------------------------
2003            $10,900           $50,000            $4,947,177     $5,008,077
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Global Bond Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Global Bond Fund

By:                                 /s/Julian Sluyters
                                    -----------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    -----------------------------------------

By:                                 /s/Paul Schubert
                                    -----------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    -----------------------------------------